                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ------------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999

                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


 1.  Amount Available (including Monthly Servicing Fee)                                              $35,611,009.31
                                                                                                     --------------
 2.  Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                         $   914,143.69
                                                                                --------------
               (b)  Principal Prepayments                                        18,600,916.73
                                                                                --------------
               (c)  Liquidated Loans                                                246,942.26
                                                                                --------------
               (d)  Repurchases                                                           0.00
                                                                                --------------
               (e)  Previously undistributed (a)-(d) amounts                              0.00
                                                                                --------------
               (f)  Pre-Funded Fixed Rate Amount, if any
                      (Post-Funding Payment Date)                                         0.00
                                                                                --------------
               (g)  minus Group I ARM Formula Principal
                      Distribution Amount                                                 0.00
                                                                                --------------

                                             Total Principal                                         $19,762,002.68
                                                                                                     --------------
 3.  Group I ARM Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                         $    69,444.07
                                                                                --------------
               (b)  Principal Prepayments                                         2,962,090.02
                                                                                --------------
               (c)  Liquidated Loans                                                      0.00
                                                                                --------------
               (d)  Repurchases                                                           0.00
                                                                                --------------
               (e)  Pre-Funded Group I ARM Amount, if any
                      (Post-Funding Payment Date)                                         0.00
                                                                                --------------
               (f)  Clause (vi) of definition                                             0.00
                                                                                --------------

                                             Total Principal                                         $ 3,031,534.09
                                                                                                     --------------
 4.  Group II ARM Formula Principal Distribution Amount:

               (a)  Scheduled Principal                                         $    66,216.41
                                                                                --------------
               (b)  Principal Prepayments                                         3,912,108.42
                                                                                --------------
               (c)  Liquidated Loans                                                      0.00
                                                                                --------------
               (d)  Repurchases                                                           0.00
                                                                                --------------
               (e)  Pre-Funded Group II ARM Amount, if any
                      (Post-Funding Payment Date)                                         0.00
                                                                                --------------
               (f)  Clause (vi) of definition                                             0.00
                                                                                --------------

                                              Total Principal                                        $ 3,978,324.83
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 2
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

 5.  Senior Percentage                                                                                          100%
                                                                                                     ---------------
 6.  Class B Percentage                                                                                           0%
                                                                                                     ---------------
 7.  (a)  LIBOR                                                                                             5.42750%
                                                                                                     ---------------
     (b)  Class A-1A ARM Pass-Through Margin (.26% or .52%)                                                    0.26%
                                                                                                     ---------------
     (c)  Available Funds Pass-Through Rate                                                                 5.68750%
                                                                                                     ---------------
 8.  (a)  LIBOR                                                                                             5.42750%
                                                                                                     ---------------
     (b)  Class A-1B ARM Pass-Through Margin (.28% or .56%)                                                    0.28%
                                                                                                     ---------------
     (c)  Available Funds Pass-Through Rate                                                                 5.70750%
                                                                                                     ---------------
 9.  Class HE: A-5 IO Notional Principal Amount                                                      $120,000,000.00
                                                                                                     ---------------
Class A Certificates
--------------------

     Interest

10.  Aggregate Current Interest
     (a)  Class A-1A ARM Pass-through Rate                                            5.68750%
          (a floating rate per annum equal to the lesser of (a) LIBOR plus            --------
          the Class A-1A ARM Pass-Through Margin, or (b) the Available
          Funds Pass-Through Rate, but in no case more than 14.0%)
     (b)  Class A-1A ARM Interest                                                                    $    631,975.16
                                                                                                     ---------------
     (c)  Class A-1B ARM Pass-through Rate                                           5.70750%
          (a floating rate per annum equal to the lesser of (a) LIBOR plus           --------
          the Class A-1B ARM Pass-Through Margin, or (b) the Available
          Funds Pass-Through Rate, but in no case more than 14.0%)
     (d)  Class A-1B ARM Interest                                                                    $    634,340.41
                                                                                                     ---------------
     (e)  Class A-1 Pass-through Rate                                                    5.59%
                                                                                         -----
     (f)  Class A-1 Interest                                                                         $    853,732.05
                                                                                                     ---------------
     (g)  Class A-2 Pass-through Rate                                                    5.78%
                                                                                         -----
     (h)  Class A-2 Interest                                                                         $    650,250.00
                                                                                                     ---------------
     (i)  Class A-3 Pass-through Rate                                                    5.98%
                                                                                         -----
     (j)  Class A-3 Interest                                                                         $    652,816.67
                                                                                                     ---------------
     (k)  Class A-4 Pass-through Rate                                                    6.18%
                                                                                         -----
     (l)  Class A-4 Interest                                                                         $    306,425.00
                                                                                                     ---------------
     (m)  Class A-5 Pass-through Rate                                                    6.13%
                                                                                         -----
     (n)  Class A-5 Interest                                                                         $    344,812.50
                                                                                                     ---------------
     (o)  Class A-6 IO Pass-through Rate                                                 5.50%
                                                                                         -----
     (p)  Class A-6 IO Interest                                                                      $    550,000.00
                                                                                                     ---------------
11.  Amount applied to Unpaid Class A Interest Shortfall                                             $          0.00
                                                                                                     ---------------
12.  Remaining Unpaid Class A Interest Shortfall                                                     $          0.00
                                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 3

                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

Class M-1 Certificates
----------------------

13.  Amount Available less all preceding distributions                                               $30,986,657.52
                                                                                                     --------------
     Interest on Class M-1 Adjusted Principal Balance

14.  Class M-1 Adjusted Principal Balance                                                            $72,000,000.00
                                                                                                     --------------

15.  Current Interest
     (a)  Class M-1 Pass-through Rate                                                    6.92%
          (floating rate equal to the Weighted Average Loan Rate,                        -----
          but in no event greater than 6.92%)
     (b)  Class M-1 Interest                                                                         $   415,200.00
                                                                                                     --------------
16.  Amount applied to Unpaid Class M-1 Interest Shortfall                                           $         0.00
                                                                                                     --------------
17.  Remaining Unpaid Class M-1 Interest Shortfall                                                   $         0.00
                                                                                                     --------------
Class M-2 Certificates
----------------------

18.  Amount Available less all preceding distributions                                                30,571,457.52
                                                                                                     --------------
     Interest on Class M-2 Adjusted Principal Balance

19.  Class M-2 Adjusted Principal Balance                                                            $61,200,000.00
                                                                                                     --------------
20.  Current Interest
     (a)  Class M-2 Pass-through Rate                                                    7.45%
          (floating rate equal to the Weighted Average Loan Rate,                        -----
          but in no event greater than 7.45%)
     (b)  Class M-2 Interest                                                                         $   379,950.00
                                                                                                     --------------
21.  Amount applied to Unpaid Class M-2 Interest Shortfall                                           $         0.00
                                                                                                     --------------
22.  Remaining Unpaid Class M-2 Interest Shortfall                                                   $         0.00
                                                                                                     --------------
Class B-1 Certificates
----------------------

23.  Amount Available less all preceding distributions                                               $30,191,507.52
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 4
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


     Interest on Class B-1 Adjusted Principal Balance

24.  Class B-1 Adjusted Principal Balance                                                            $43,800,000.00
                                                                                                     --------------
25.  Current Interest
     (a)  Class B-1 Pass-through Rate                                                    8.97%
          (floating rate equal to the Weighted Average Loan Rate,                        -----
          but in no event greater than 8.97%)
     (b)  Class B-1 Interest                                                                         $   327,405.00
                                                                                                     --------------

26.  Amount applied to Unpaid Class B-1 Interest Shortfall                                           $         0.00
                                                                                                     --------------

27.  Remaining Unpaid Class B-1 Interest Shortfall                                                   $         0.00
                                                                                                     --------------

Class A Certificates
--------------------

28.  Amount Available less all preceding distributions                                               $29,864,102.52
                                                                                                     --------------
     Principal

29.  Class A-5 Lockout Percentage for such Payment Date                                                       0.00%
                                                                                                     --------------

30.  Class A Principal Distribution:

     (a)  Class A-1A ARM                                                                             $ 3,031,534.09
                                                                                                     --------------
     (b)  Class A-1B ARM                                                                             $ 3,978,324.83
                                                                                                     --------------
     (c)  Class A-5 Lockout Pro Rata Distribution Amount                                             $         0.00
                                                                                                     --------------
     (d)  Balance of Senior Percentage of Formula Principal                                          $         0.00
                                                                                                     --------------
31.  Distribution Amount:

     (a)  Class A-1                                                                                  $19,762,002.68
                                                                                                     --------------
     (b)  Class A-2                                                                                  $         0.00
                                                                                                     --------------
     (c)  Class A-3                                                                                  $         0.00
                                                                                                     --------------
     (d)  Class A-4                                                                                  $         0.00
                                                                                                     --------------
     (e)  Class A-5                                                                                  $         0.00
                                                                                                     --------------
     (f)  Class A-1A ARM and A-1B ARM                                                                $         0.00
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 5
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


32.  Class A Principal Balance:

     (a)  Class A-1A ARM Principal Balance                                                           $130,308,280.37
                                                                                                     ---------------
     (b)  Class A-1B ARM Principal Balance                                                           $129,391,537.22
                                                                                                     ---------------
     (c)  Class A-1 Principal Balance                                                                $163,507,846.41
                                                                                                     ---------------
     (d)  Class A-2 Principal Balance                                                                $135,000,000.00
                                                                                                     ---------------
     (e)  Class A-3 Principal Balance                                                                $131,000,000.00
                                                                                                     ---------------
     (f)  Class A-4 Principal Balance                                                                $ 59,500,000.00
                                                                                                     ---------------
     (g)  Class A-5 Principal Balance                                                                $ 67,500,000.00
                                                                                                     ---------------

33.  Amount, if any, by which Class A Formula Principal Distribution Amount
     exceeds the amount distributed pursuant to item (30)                                            $          0.00
                                                                                                     ---------------

Class M-1 Certificates
----------------------

34.  Amount Available less all preceding distributions                                               $  3,092,240.92
                                                                                                     ---------------
     Principal

35.  Class M-1 Principal Distribution                                                                $          0.00
                                                                                                     ---------------
36.  Class M-1 Principal Balance                                                                     $ 72,000,000.00
                                                                                                     ---------------
37.  Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
     Distribution Amount exceeds the amount distributed pursuant to item (35)                        $          0.00
                                                                                                     ---------------
Class M-2 Certificates
----------------------

38.  Amount Available less all preceding distributions                                               $  3,092,240.92
                                                                                                     ---------------
     Principal

39.  Class M-2 Principal Distribution                                                                $          0.00
                                                                                                     ---------------
40.  Class M-2 Principal Balance                                                                     $ 61,200,000.00
                                                                                                     ---------------
41.  Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
     Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
     exceeds the amount distributed pursuant to item (39)                                            $          0.00
                                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 6
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


     Class B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in April 2002)

42.  Average Sixty-Day Deliquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Payment Date                                              2.90%
                                                                                                     ------------
     (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of
          ratios for this month and two preceding months; may not exceed 10%)                               2.29%
                                                                                                     ------------
43.  Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Payment Date                                             4.60%
                                                                                                     ------------
     (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
          ratios for this month and two preceding months; may not exceed 12%)                               3.95%
                                                                                                     ------------
44.  Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
          of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                     0.04%
                                                                                                     ------------
45.  Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                                           $ 271,607.09
                                                                                                     ------------
     (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
          Scheduled Principal Balance for sixth preceding Payment Date and
          for current Payment Date; may not exceed 2.0%)                                                    0.17%
                                                                                                     ------------
46.  Class B Principal Balance Test

     (a)  Class B Principal Balance plus Over-collateralization Adjustment Amount divided by Pool Scheduled Principal Balance for prior Payment Date
          (must equal or exceed 15.3%)                                                                      8.60%
                                                                                                     ------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 7
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


Class B-1 Certificates
----------------------

47.  Amount Available less all preceding distributions                                               $ 3,092,240.92
                                                                                                     --------------
     Principal

48.  Class B-1 Principal Distribution                                                                $         0.00
                                                                                                     --------------
49.  Class B-1 Principal Balance                                                                     $43,800,000.00
                                                                                                     --------------
50.  Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
     Distribution Amount exceeds the amount distributed pursuant to item (48)                        $         0.00
                                                                                                     --------------
Class M-1 Certificates
----------------------

51.  Amount Available less all preceding distributions                                               $ 3,092,240.92
                                                                                                     --------------
     Liquidation Loss Interest

52.  Class M-1 Formula Liquidation Loss Interest Distribution Amount                                 $         0.00
                                                                                                     --------------
53.  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                          $         0.00
                                                                                                     --------------
54.  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                     --------------
Class M-2 Certificates
----------------------

55.  Amount Available less all preceding distributions                                               $ 3,092,240.92
                                                                                                     --------------
     Liquidation Loss Interest

56.  Class M-2 Formula Liquidation Loss Interest Distribution Amount                                 $         0.00
                                                                                                     --------------
57.  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                          $         0.00
                                                                                                     --------------
58.  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                                  $         0.00
                                                                                                     --------------
Class B-1 Certificates
----------------------

59.  Amount Available less all preceding distributions                                               $ 3,092,240.92
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 8
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


     Liquidation Loss Interest

60.  Class B-1 Formula Liquidation Loss Interest Distribution Amount                                 $        0.00
                                                                                                     -------------

61.  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                          $        0.00
                                                                                                     -------------

62.  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                                  $        0.00
                                                                                                     -------------
Class B-2A Certificates
-----------------------

63.  Amount Available less all preceding distributions                                               $3,092,240.92
                                                                                                     -------------
     Interest

64.  Current Interest

     (a)  Class B-2A Pass-through Rate                                                   7.44%
          (floating rate equal to the Weighted Average Loan Rate,                        -----
          but in no event greater than 7.44%)
     (b)  Class B-2A Interest                                                                        $   49,027.15
                                                                                                     -------------
65.  Amount applied to Unpaid Class B-2A Interest Shortfall                                          $        0.00
                                                                                                     -------------
66.  Remaining Unpaid Class B-2A Interest shortfall                                                  $        0.00
                                                                                                     -------------
     Principal

67.  Class B-2A Principal Distribution                                                               $        0.00
                                                                                                     -------------
68.  Class B-2A Additional Principal Distribution Amount                                             $1,209,411.15
                                                                                                     -------------
69.  Class B-2A Principal Balance                                                                    $6,698,194.05
                                                                                                     -------------
Class B-2 Certificates
----------------------

70.  Amount Available less all preceding distributions                                               $1,833,802.62
                                                                                                     -------------
     Interest

71.  Current Interest

     (a)  Class B-2 Pass-through Rate                                                    8.97%
          (floating rate equal to the Weighted Average Loan Rate,                        -----
          but in no event greater than 8.97%)
     (b)  Class B-2 Interest                                                                         $  179,400.00
                                                                                                     -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 9
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0


72.  Amount applied to Unpaid Class B-2 Interest Shortfall                                           $         0.00
                                                                                                     --------------
73.  Remaining Unpaid Class B-2 Interest shortfall                                                   $         0.00
                                                                                                     --------------
     Principal

74.  Class B-2 Principal Distribution                                                                $         0.00
                                                                                                     --------------
75.  Class B-2 Guaranty Payment                                                                      $         0.00
                                                                                                     --------------
76.  Class B-2 Principal Balance                                                                     $24,000,000.00
                                                                                                     --------------
77.  Amount, if any, by which Class B-2 Formula Distribution Amount plus
     Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
     Distribution Amount                                                                             $         0.00
                                                                                                     --------------
Class A-1A ARM Certificates
---------------------------

78.  Amount Available less all preceding distributions                                               $ 1,654,402.62
                                                                                                     --------------
     Available Fund Limitation Interest

79.  Class A-1A ARM Formula Available Funds Limitation Interest
     Distribution Amount                                                                             $         0.00
                                                                                                     --------------
80.  Amount applied to Unpaid Class A-1A ARM Available Funds
     Limitation Shortfall                                                                            $         0.00
                                                                                                     --------------
81.  Remaining Unpaid Class A-1A ARM Available Funds Limitation Shorfall                             $         0.00
                                                                                                     --------------
Class A-1B ARM Certificates
---------------------------

82.  Amount Available less all preceding distributions                                               $ 1,654,402.62
                                                                                                     --------------
     Available Fund Limitation Interest

83.  Class A-1B ARM Formula Available Funds Limitation Interest
     Distribution Amount                                                                             $         0.00
                                                                                                     --------------
84.  Amount applied to Unpaid Class A-1B ARM Available Funds
     Limitation Shortfall                                                                            $         0.00
                                                                                                     --------------
85.  Remaining Unpaid Class A-1B ARM Available Funds Limitation Shorfall                             $         0.00
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 10
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

Class A, Class M, and Class B Certificates
------------------------------------------

86.  Pool Scheduled Principal Balance                                                                $1,041,207,664.00
                                                                                                     -----------------
     (a)  Fixed Rate Loans                                                                           $  781,507,846.41
                                                                                                     -----------------
     (b)  Group I Adjustable Rate Loans                                                              $  130,308,280.37
                                                                                                     -----------------
     (c)  Group II Adjustable Rate Loans                                                             $  129,391,537.22
                                                                                                     -----------------
87.  Pool Factors

     (a)  Class A-1A ARM Pool Factor                                                                         .86872187
                                                                                                     -----------------
     (b)  Class A-1B ARM Pool Factor                                                                         .86261025
                                                                                                     -----------------
     (c)  Class A-1 Pool Factor                                                                              .57981506
                                                                                                     -----------------
     (d)  Class A-2 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (e)  Class A-3 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (f)  Class A-4 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (g)  Class A-5 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (h)  Class M-1 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (i)  Class M-2 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (j)  Class B-1 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
     (k)  Class B-2A Pool Factor                                                                             .27909142
                                                                                                     -----------------
     (l)  Class B-2 Pool Factor                                                                             1.00000000
                                                                                                     -----------------
88.  Loans Delinquent:

     Fixed Rate
          (a)  31-59 days                               14,143,913.00           229
                                                 --------------------      ------------
          (b)  60-89 days                                5,116,803.00           97
                                                 --------------------      ------------
          (c)  90 or more days                           2,849,955.00           70
                                                 --------------------      ------------

     Group I Adjustable Rate
          (a)  31-59 days                                1,988,668.00           24
                                                 --------------------      ------------
          (b)  60-89 days                                  637,281.00            8
                                                 --------------------      ------------
          (c)  90 or more days                              40,414.00            1
                                                 --------------------      ------------

     Group II Adjustable Rate
          (a)  31-59 days                                1,550,545.00           13
                                                 --------------------      ------------
          (b)  60-89 days                                  237,634.00            3
                                                 --------------------      ------------
          (c)  90 or more days                             380,770.00            5
                                                 --------------------      ------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-A
                                       MONTHLY REPORT              November 1999
                                       PAGE 11
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 393505 T93,U26
                                                                 U34,U34,U42,U59
                                                                 U67,U75,U83,U91
                                                                 V25,V33,V41,W81
                                                        Trust Account: 3337361-0

89.  Principal Balance of Defaulted Loans

          (a)  Fixed Rate                                                                            $17,422,942.54
                                                                                                     --------------
          (b)  Group I Adjustable Rate                                                               $ 1,084,517.67
                                                                                                     --------------
          (c)  Group II Adjustable Rate                                                              $ 2,414,571.96
                                                                                                     --------------
90.  Number of Liquidated Loans and Net Liquidated Loss

          Fixed Rate                                                            #      9             $   271,607.09
                                                                                --------------       --------------
          Group I Adjustable Rate                                               #      0             $         0.00
                                                                                --------------       --------------
          Group II Adjustable Rate                                              #      0             $         0.00
                                                                                --------------       --------------
91.  Number of Loans Remaining

          Fixed Rate                                                                                     13,040
                                                                                                     --------------
          Group I Adjustable Rate                                                                         1,258
                                                                                                     --------------
          Group II Adjustable Rate                                                                        1,033
                                                                                                     --------------
92.  Pre-Funded                                                                                      $         0.00
                                                                                                     --------------
          Pre-Funded Fixed Rate Amount                                                               $         0.00
                                                                                                     --------------
          Pre-Funded Group I ARM Amount                                                              $         0.00
                                                                                                     --------------
          Pre-Funded Group II ARM Amount                                                             $         0.00
                                                                                                     --------------
Company
-------

93.  Monthly Servicing Fee                                                                           $   444,991.47
                                                                                                     --------------
Class B-2A Certificates
-----------------------

94.  Class B-2A  Aggregate Additional Principal Distribution Amount                                  $17,301,805.95
                                                                                                     --------------
Company
-------

95.  Class B-2 Guaranty Fee                                                                          $ 1,209,411.15
                                                                                                     --------------
Class C Subsidiary Certificates
-------------------------------

96.  Class C Subsidiary residual payment                                                             $         0.00
                                                                                                     --------------
Class C Master Certificates
---------------------------

97.  Class C Master Distribution Amount                                                              $         0.00
                                                                                                     --------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.